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                                                                    EXHIBIT 23.1

                        Consent of Independent Auditors

         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 6, 2000 in the Registration Statement (Form S-1) and related Prospectus of PixTech, Inc. for the registration of 15,100,000 shares of its common stock.

                                        /s/ Ernst & Young Audit

                                        ERNST & YOUNG AUDIT

                                        Represented by: Christine Blanc-Patin

Marseilles, France
June 12, 2000